SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

TWO HANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-167667	42-1770123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Broadview Avenue #300 Toronto, Ontario Canada	M4M 3H3
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (416) 357-0399

INNOVATIVE PRODUCT OPPORTUNITIES INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 1.01 Entry into Material Definitive Agreement

Between March 2009 and June 5, 2014, advances were made by Doug Clark, as well as accrued pay between April 18, 2011 and June 13, 2014 for which Two Hands Corporation formerly (Innovative Product Opportunities Inc.) (the "Company", "we", "us") were indebted. On June 10, 2014, we entered into a Side Letter Agreement ("Side Letter Agreement") and on September 1, 2016 we amended the Side Letter with Doug Clark pursuant to which we agreed to amend the Indebtedness to reflect an aggregate amount of the debts, including debt forgiveness, to (US)$174,252.39 through December 31, 2017.

Between August 21, 2012 through September 30, 2015 Invoices were issued for which the Company were indebted. On June 10, 2014, we entered into a Side Letter Agreement ("Side Letter Agreement") and on September 1, 2016 we amended the Side Letter with Dorset Solutions pursuant to which we agreed to amend the Indebtedness to reflect an aggregate amount of the debts, including capitalized interest, to (US)$32,464.00 through December 31, 2017.

The foregoing description of the Notes, and Side Letter Agreement is qualified in its entirety by reference to the full text of the agreements which are filed as Exhibit 10.1, 10.2 and 10.3 to the Current Report on Form 8-K and filed on June 13, 2014 and as Exhibit 10.1, 10.2 of this Current Report on Form 8-K and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports we file with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law. We undertake no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events, except as required by applicable law or regulation.

Item 9.01 Financial Statements and Exhibits.

Exhibit

Number	Description
10.1	Side Letter Agreement amending the Secured Promissory Notes between the company and DC Design Inc. and Doug Clark dated September 1, 2016 (filed herewith).

10.2

Side Letter Agreement amending the Secured Promissory Notes between the company and Great Basin Management Inc, Dorset Solutions Inc. and Philip Clark Professional Corporation dated September 1, 2016 (filed herewith).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2016

TWO HANDS CORPORATION By: /s/ Nadav Elituv Nadav Elituv Chief Executive Officer

3